Bank of America Energy Conference November 14, 2005 Dean Taylor Chairman, President and CEO Exhibit 99.1

TIDEWATER
601 Poydras Street, Suite 1900
New Orleans, LA 70130
Phone: 504.568.1010
Fax: 504.566.4580
Web site address: www.tdw.com
Email: connect@tdw.com
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in any way anticipated or projected by the Company, involve many risks and uncertainties. Among those risks and uncertainties, many of which are beyond the control of the Company, are:
fluctuations in oil and gas prices; the level of fleet additions by competitors and vessel overcapacity; changes in levels of capital spending in domestic and international markets by customers in the energy industry for exploration, development and production; unsettled political conditions, civil unrest and governmental actions, especially in higher risk countries of operations; changing customer demands for different vessel specifications; acts of terrorism; unsettled political conditions, war, civil unrest and governmental actions, especially in higher risk countries of operations; foreign currency fluctuations; and environmental and labor laws. Participants should consider all of these risk factors as well as other information contained in the Company’s form 10-K’s and 10-Q’s.
FORWARD-LOOKING
STATEMENTS

Total Recordable Incident Rates “SAFEST COMPANY IN THE INDUSTRY” Calendar Years 1.5 0 0.5 1 2000 2001 2002 2003 2004 TIDEWATER DOW CHEMICAL DUPONT EXXON/MOBIL BP

BEING SAFE ISN’T EASY

LOST TIME ACCIDENTS 18 10 8 9 5 5 4 1 0 4 8 12 16 20 1998 1999 2000 2001 2002 2003 2004 2005

FISCAL 2005 & FISCAL 2006 TO DATE HIGHLIGHTS
Continued improvement in safety record – only one offshore LTA in 26.5 million man hours during FY 2005 and none in FY 2006 thus far
Continued re-generation of Tidewater with new vessels
Improved worldwide operating environment resulting in escalating vessel dayrates and net earnings
July 2005 sale of six vessels resulting in $65.9 million gain
July 2005 announcement of up to $120 million Share Repurchase Program
Positive impact of American Jobs Creation Act of 2004
Continued overall financial strength – Current Debt to Total Cap of 16.3%
(net debt/total cap of 9.5%)
40%+ growth in stock price

HURRICANES KATRINA AND RITA IMPACT
Operating base in Amelia, La. incurred very little damage – Is fully operational with internet and system connectivity
Gulf of Mexico vessels are without damage and completely operational
Company personnel are accounted for and are temporarily assigned to Amelia and Houston offices
New Orleans office is now accessible, but ...
Disaster Recovery Plan operating as designed
No significant negative financial impact expected as insurance coverage should cover extraordinary costs, but discussions continue with underwriters.
9/30/05 Quarterly financial statements filed timely on 10/27/05

WHY A POSITIVE OUTLOOK
Favorable commodity prices
E&P spending up
Rig count up
Strong demand (China, India, West Africa, etc.)
Growth areas match Tidewater’s locations
North Sea activity up
Growing financial effect of our “new” fleet
Boat sector typically late cycle story
Favorable tax changes

OUR STRATEGY
Maintain and grow international market share
Continue to improve domestic profitability
Renew the fleet & assess opportunities for
stacked fleet
Be ready for the right acquisition
Push dayrates to grow profits and cash flow
Maintain financial strength

Active Vessel Count By Region
(excludes stacked vessels)
A STRONG GLOBAL PRESENCE
North
America
67 (18%)
Central/
South
America
96 (26%)
West
Africa
122 (33%)
Europe/M.E.
39 (11%)
Far East
47 (12%)
Vessel count above excludes approximately 150 stacked vessels

MAINTAIN AND GROW INTERNATIONAL MARKET SHARE 78% of fiscal 2004 and 82% of fiscal 2005 revenue generated in international markets Areas of Opportunity

INTERNATIONAL VESSEL Dayrates and Utilization 40% 50% 60% 70% 80% 9/02 12/02 3/03 6/03 9/03 12/03 3/04 6/04 9/04 12/04 3/05 6/05 9/05 $5,000 $5,500 $6,000 $6,500 $7,000 $7,500

International Dayrates New Vessels Remaining Vessels $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 9/02 12/02 3/03 6/03 9/03 12/03 3/04 6/04 9/04 12/04 3/05 6/05 9/05

ODS-Petrodata Working Rig & Supply Vessels - USGOM 0 20 40 60 80 100 120 140 160 180 200 100 150 200 250 300 350 400 ODS Working Rigs ODS Working PSV

DOMESTIC VESSEL
Dayrates and Utilization
20%
30%
40%
50%
60%
70%
9/02 12/02 3/03 6/03 9/03 12/03 3/04 6/04 9/04 12/04 3/05 6/05 9/05
$4,000
$4,500
$5,000
$5,500
$6,000
$6,500
$7,000
$7,500
$8,000
$8,500

Domestic Dayrates New Vessels Remaining Vessels $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 9/02 12/02 3/03 6/03 9/03 12/03 3/04 6/04 9/04 12/04 3/05 6/05 9/05

VS - 486 John P Laborde VS - 480 Miss Jane Tide UT-745 Russell Tide UT-755 Carline Tide 175’ Fast Supply Vessel Bonnette Tide 207’ Bollinger PSV Lousteau Tide THE NEW FACE OF TIDEWATER

RENEW THE FLEET

WHY RENEW OUR WORLDWIDE FLEET 20 442 TOTAL 22 8 Other 26 57 Offshore Tugs 15 88 Crew/Utility 22 255 Towing Supply/Supply 9 34 Deepwater Vessels Average Age In years Vessel Count

VESSEL COMMITMENTS POST JANUARY 2000
THROUGH 9/30/05
* Excludes Ensco fleet acquisition effected April 1, 2003
119
$1,382m
48
$180m
39
$618m
30
$584m
TOTALS:
Vessels
$ Committed
35 16 19
Phase Three:
Core Int. Replacements
49 32 17
Phase Two:
U.S. Flagged Replacements
33 22 11
Phase One:
Deepwater Expansion
TOTAL CREW/
OTHER
PSV AHTS

Fiscal 2005
Profit
Contribution
Average
Age
Vessel
Count
Profit
Contribution
Average
Age
Vessel
Count
30% 4 95 0% 0
Vessels built
or acquired
since January
2000
70% 24 344 100% 19 509
Vessels built
prior to
January 2000
Fiscal 2000
FLEET AGE AND PROFIT CONTRIBUTION

Company Fleet Counts vs. Tidewater Dispositions (last 6 years)
563
600
25
54
212
83
109
0
100
200
300
400
500
Tidewater Seacor Seabulk Trico Gulfmark Hornbeck
Tidewater
Dispositions
227 Sold
43 Scrapped
270
MINDFUL OF INDUSTRY FLEET TOTALS
*
Excludes sale of Seabulk to Seacor
*
Includes held for sale and joint venture vessels
109 vessels added to Tidewater fleet since January 2000
(excluding ENSCO acquisition and 10 vessels under construction)
*

MAINTAIN FINANCIAL STRENGTH

BALANCE SHEET
$             325 $             300 Total Debt
300 300 Senior Notes Debt
25 0 Revolver Debt
$          2,082 $          2,236 Total Liabilities & Equity
1,366 1,536 Stockholders’ Equity
644 606 Other Liabilities
72 94 Current Liabilities
$          2,082 $          2,236     Total Assets
515 495 Other Assets
1,342 1,359 PP&E
207 256 Other Current Assets
$               18 $               126 Cash
March
2004
September
2005
(millions of dollars)

EARNINGS GROWTH in FY 2005 and 2006
(1) Exclusive of $31.8 million income tax benefit ($.55 per share) resulting from the
American Jobs Creation Act of 2004
(2) Exclusive of $42.8 million after tax gain ($.74 per share) resulting from the sale of six KMAR 404 vessels in
July 2005
.36
21
175
31
144
3/31/05
Qtr
.29
16
161
30
131
9/30/04
Qtr
.34
20
170
29
141
12/31/04
Qtr
Diluted EPS
Net Earnings
Vessel Revenue:
Domestic
International
(IN MILLIONS)
(1)
(1)
.50
29
185
6/30/05
Qtr
35
150
.68
39
9/30/05
Qtr
41
157
198
(2)
(2)

(1) Eliminates shipping income from the definition of
Sub-Part F income.
(2) Effect to Tidewater – Effective April 1, 2005, shipping income of foreign-owned affiliates will not be taxed in the U.S. until actually paid in the form of a dividend. Cash left in ownership of foreign affiliates or reinvested abroad in any activity will not be taxed.
(3) Effective tax rate should drop in fiscal 2006 to approximately
20%-26% from historic 32%-35%
(4) Tidewater recorded $31.8 million  tax benefit already as of
3/31/05
AMERICAN JOBS CREATION ACT OF 2004

OPERATING PROFITS VS STOCK PRICE
International
Domestic
Stock Price
Millions
($20)
($10)
$0
$10
$20
$30
$40
$50
9/02 12/02 3/03 6/03 9/03 12/03 3/04 6/04 9/04 12/04 3/05 6/05 9/05
$0
$10
$20
$30
$40
$50
$60

CURRENT OSX DIVIDEND YIELDS 1.5% 1.0% 1.0% 0.9% 0.8% 0.6% 0.8% 0.4% 0 0.5 1 1.5 2 Tidewater Schlumberger Halliburton Baker Hughes Global Santa Fe BJ Services Rowan Smith International 0.1% Noble Corp

FUTURE OUTLOOK *First Call consensus of analysts reporting on Tidewater (prior to October 27, 2005 quarterly earnings conference call) EPS Fiscal 2005 Actual $1.78 Fiscal 2006 $2.37 Fiscal 2007 $2.99

SUMMARY
Consistent, conservative management
focused on profitability and strong
balance sheet. Benefit from new tax act
Maintain financial strength
Leading presence in major oil and gas
producing regions worldwide
Maintain and grow international
market share
Supply/Demand has presented an
opportunity to increase dayrates
without much cost increases
Push dayrates to grow profits
and cash flow
Financial strength has us prepared for
the right move
Be ready for the right
acquisition
Core fleet to be replaced with  fewer,
larger, more efficient vessels
Renew the fleet

Bank of America Energy Conference November 14, 2005 Dean Taylor Chairman, President and CEO